Aberdeen Investment Funds: Summary Prospectus

Aberdeen International Sustainable
Leaders Fund

(formerly, Aberdeen Select International Equity Fund)

February 26, 2021

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeenstandard.com, calling (866) 667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 26, 2021, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2020, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: BJBIX Institutional Class: JIEIX

Objective

The Aberdeen International Sustainable Leaders Fund (the "International Sustainable Leaders Fund" or the "Fund") seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Sustainable Leaders Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Class Shares
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses[1]	0.66%	0.53%
Total Annual Fund Operating Expenses	1.71%	1.33%
Less: Amount of Fee Waiver/Expense Reimbursement	0.33%	0.20%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[2]	1.38%	1.13%

1  The Fund owes an uncertain amount of tax liability relating to the receipt of payments on tax reclaims from some European jurisdictions in an amount that is subject to negotiations with the Internal Revenue Service. Upon final determination of the Internal Revenue Service, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Fund's expenses, net asset value and performance may be materially adversely affected.

2  Aberdeen Investment Funds and Aberdeen Standard Investments Inc. (the "Adviser") have entered into a written contract pursuant to which the Adviser will waive fees and reimburse expenses so that the Fund's operating expenses do not exceed 1.10% for Institutional Class and 1.35% for Class A shares of the Fund, which may not be terminated before February 28, 2022 without approval from the Independent Trustees. This expense limitation excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business. The Fund is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser; provided, however, that any reimbursements must be paid on a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in effect at the time fees were limited or expenses were paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

  Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund): Summary Prospectus as of February 26, 2021  1

Example

This Example is intended to help you compare the cost of investing in the International Sustainable Leaders Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$140	$507	$897	$1,992
Institutional Class shares	$115	$402	$710	$1,584

Portfolio Turnover

The International Sustainable Leaders Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Strategies

The International Sustainable Leaders Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing primarily in equity securities of foreign companies that the Adviser deems to have sound and improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance ("ESG") risks and opportunities in accordance with the Adviser's criteria.

In pursuing the Fund's investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation and which takes into consideration the sustainability of the business in its broadest sense and the company's ESG performance. The Adviser's stock analysts work closely with dedicated ESG specialists who sit within each regional investment team and provide industry-leading expertise and insight at the company level. In addition, engagement with company management is a key part of the Adviser's research process and ongoing stewardship program.

The Adviser will identify stocks for their long-term, fundamental value based on quality and price. With respect to "quality", the Adviser will assign each company a proprietary overall quality rating and also an ESG-quality rating ranging from 1 to 5 (1 indicating leaders and 5 indicating laggards) — enabling the Fund's investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 3 or better by the Adviser on both the overall quality rating and ESG-quality rating.

In the overall quality filter, the Adviser seeks to determine whether the company has good growth prospects and a balance sheet that supports expansion. In the ESG-quality filter, the Adviser evaluates the ownership structures, governance and management quality of the companies as well as potential environmental and social risks that the companies may face.

Examples of areas under scope when assessing a company's ESG quality include the following:

•  Board Diversity

•  Capital Allocation

•  Capital Return

•  Carbon Emissions

•  Climate Risks

•  Corporate Governance

•  Corporate Strategy

•  Cyber Security

•  Deforestation

•  Diversity Issues

•  Employee Safety

•  ESG Disclosures

•  Human Rights

•  Labor Management

•  Market Communication

•  Remuneration

•  Succession Planning

•  Waste Management

•  Water Management

In order for a company to be considered an emerging or sustainable leader (that is, to be rated at least a 3 on the Adviser's ESG-quality rating), at a minimum, ESG risks must be considered as principal business risks, the company must have initiatives in place to address the most material ESG risks facing such company, the company must have some key-performance-indicators/targets related to its most material ESG risks, disclosure must be in line with regulatory requirements, ESG teams must be present, and the company must have good governance and a track record of treating minority shareholders fairly as well as only minor or no related party transactions.

Binary exclusions are also applied to exclude a defined list of unacceptable activities. The Fund will not invest in companies that, based on MSCI data, have:

•  failed to uphold one or more principles of the UN Global Compact;

•  an industry tie to controversial weapons;

•  a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;

2  Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund): Summary Prospectus as of February 26, 2021

•  a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;

•  a revenue contribution of 10% or more from the extraction of unconventional oil and gas; or

•  a revenue contribution from thermal coal extraction.

In carrying out its assessments of ESG quality, the Adviser's equity analysts incorporate internal data sources, including a proprietary quantitative house score, external sources (e.g. MSCI reports), thematic expertise from the Adviser's central ESG team and regional expertise from the Adviser's on-desk ESG analysts. The Adviser relies heavily on its own in-depth research and analysis over third party ESG ratings.

The Fund will measure compliance with its principal investment strategies at the time of investment except that compliance with binary exclusions is tested as frequently as MSCI data is updated, which is currently quarterly. If a company no longer meets the Adviser's ESG criteria, the Adviser intends, but is not required, to sell such security.

As a non-fundamental policy, under normal circumstances, the International Sustainable Leaders Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive a majority of their earnings or revenue from, a number of countries around the world other than the U.S. that meet the Adviser's sustainability criteria. For purposes of the 80% policy, a company is considered to be outside the U.S. if Fund management determines that the company meets one or more of the following criteria:

•  the company is organized under the laws of, or has its principal office in, a country outside the U.S.;

•  the company has its principal securities trading market in a country outside the U.S.; and/or

•  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

Under normal circumstances, a number of countries around the world will be represented in the Fund's portfolio, some of which may be considered to be emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

Principal Risks

The International Sustainable Leaders Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk — The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Sub-adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

Sustainable Investing Risk — The Fund's Sustainable Leaders strategy may result in performance that differs from the performance of other funds that do not pursue an ESG strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund's Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable and appropriate, the portfolio decisions it makes may differ with other investors' or advisers' views.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

  Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund): Summary Prospectus as of February 26, 2021  3

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign securities. These risks are greater for securities of companies, municipalities or governments in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Large-Cap Securities Risk — Securities issued by large cap companies subject the Fund to the risk that those securities may underperform securities issued by companies with smaller capitalizations or the market as a whole.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the Prospectus.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Performance

The bar chart and table below can help you evaluate potential risks of the International Sustainable Leaders Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The table compares the Fund's average annual total returns to the returns of the MSCI All Country World ex USA Index (net dividends), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

The Fund changed its principle investment strategy effective December 1, 2020. Performance information for periods prior to December 1, 2020 reflects the Fund's previous principle investment strategy. On that date, the Fund changed its name from Aberdeen Select International Equity Fund to Aberdeen International Sustainable Leaders Fund to reflect the new principle investment strategy.

Aberdeen Standard Investments Inc. (the "Adviser") and Aberdeen Asset Managers Limited ("AAML") became adviser and sub-adviser of the Fund, respectively, on May 22, 2013. Performance prior to this date reflects the performance of an unaffiliated adviser.

Performance shown reflects the Fund's receipt of payment of Article 63 EU Tax Reclaims related to prior years (2005-2008). The receipt of these extraordinary payments on various dates beginning December 16, 2016 effectively increased the Fund's performance for all periods that include these payments in a manner that may not recur in the future, and the Fund's performance was significantly higher for those periods than it would have been had the Fund not received payment of the Article 63 EU Tax Reclaims.

4  Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund): Summary Prospectus as of February 26, 2021

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 18.66% – 2nd quarter 2020
Lowest Return: (24.53)% – 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2020

	1 Year	5 Years	10 Years
Class A shares (inception date: 10/4/93)–Before Taxes	17.06%	11.18%	3.04%
Class A shares–After Taxes on Distributions	16.77%	10.14%	2.12%
Class A shares–After Taxes on Distributions and Sale of Shares	10.10%	8.36%	1.92%
Institutional Class shares (inception date: 11/17/99)– Before Taxes	17.37%	11.46%	3.30%
MSCI All Country World ex USA Index (net dividends) (reflects deductions for expenses and taxes)	10.65%	8.93%	4.92%

Investment Adviser

Aberdeen Standard Investments Inc. serves as the International Sustainable Leaders Fund's investment adviser and AAML serves as the Fund's sub-adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund since
Joanna McIntyre, CFA®	Investment Director	2019
Victoria MacLean, CFA®	Investment Director	2020

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

  Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund): Summary Prospectus as of February 26, 2021  5

This page has been intentionally left blank.

6  Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund): Summary Prospectus as of February 26, 2021

This page has been intentionally left blank.

  Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund): Summary Prospectus as of February 26, 2021  7

This page has been intentionally left blank.

8  Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund): Summary Prospectus as of February 26, 2021

AOE-0373-0221